Exhibit 99.1
AURINIA PHARMACEUTICALS INC.
(the “Company”)

EQUITY INCENTIVE PLAN

AS AMENDED AND RESTATED AS OF JUNE 7, 2021
ARTICLE 1
PURPOSE AND INTERPRETATION
Purpose
1.1    The purpose of the Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that this Plan will at all times be in compliance with the rules and policies of any applicable stock exchange on which the securities of the Company are listed or quoted for trading and any inconsistencies between this Plan and the rules and policies of such exchanges, whether due to inadvertence or changes in such rules or policies, will be resolved in favor of the latter.
Definitions
1.2    In this Plan:
“Actively Engaged”, in reference to a certain date, means that the Service Provider is engaged by the Company (including being on vacation or being on a statutory or other leave authorized by the Company) on the applicable date. Except to the minimum extent, if any, required by applicable employment standards legislation, “Actively Engaged” does not include:
(a)    any period following the date the Service Provider, if a Director or Officer, ceases to be a Director or Officer upon termination of office or, if an Employee or other Service Provider, ceases to be employed or engaged by the Company upon termination of employment or service, for any reason (whether voluntary or involuntary, and whether with or without just cause, and regardless of whether the termination is lawful or unlawful);
(b)    any period in relation to which the Company provides pay in lieu of notice in respect of such termination of office, employment or service; or
any period in relation to which the Company fails to give notice that ought to have been given pursuant to any agreement between the Company and the Service Provider or pursuant to any applicable law, including the common law or civil law, as applicable, in respect of such termination of office, employment or service, and in relation to which damages may be awarded, including for the failure to provide such notice.
“Affiliate” has the meaning assigned by the Securities Act;
“Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent Right granted under this Plan;
“Award Commitment” means any written agreement, contract or other instrument or document evidencing any Award granted under this Plan. Each Award Commitment shall be subject to the applicable terms and conditions of this Plan and any other terms and conditions (not inconsistent with this Plan) determined by the Board;
“Award Shares” means Common Shares that may be issued in the future to a Service Provider in connection with the grant, vesting or settlement of or upon the exercise of an Award;
“Black-out Period” means the period during which the relevant Recipient is prohibited from exercising an Award due to trading restrictions imposed by the Company in accordance with its securities trading policies governing trades in the Company’s securities;
“Board” means the board of directors of the Company (the “Company Board”) or any committee thereof duly empowered or authorized to grant Awards under this Plan, or any Person to whom the board of directors or empowered or authorized committee thereof delegates such authority;
“Business Day” means a day that the NASDAQ Stock Market LLC (or such other exchange on which the highest volume of the Company’s securities are traded) is open for trading;
“Change in Control” means any of the following transactions, provided, however, that the Board shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
(i)    consummation of a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated;

(ii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)    the complete liquidation or dissolution of the Company;

(iv)    any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Common Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Board determines shall not be a Change in Control;

(v)    acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Board determines shall not be a Change in Control;

(vi)    the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the Continuing Directors who are not Exchange Act Affiliates or Exchange Act Associates of the offeror do not recommend such shareholders accept; or

(vii)    a change in the composition of the Company Board over a period of twelve (12) months or less such that a majority of the Company Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Company Board membership, to be comprised of individuals who are Continuing Directors.
For the purpose of this Plan, “Continuing Directors” means members of the Company Board who either (i) have been Company Board members continuously for a period of at least twelve (12) months or (ii) have been Company Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Company Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Company Board. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchange Act Affiliate” and “Exchange Act Associate” shall have the respective meanings ascribed to “Affiliate” and “Associate” in Rule 12b-2 promulgated under the Exchange Act.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Common Shares” means common shares in the capital of the Company;
“Company” means Aurinia Pharmaceuticals Inc. or any successor thereto, and includes an Affiliate;
“Consultant” means an individual or a consultant Company, other than an Employee, Officer or Director who:
(i)    provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company, other than services provided in relation to a Distribution;
(ii)    provides the services under a written contract between the Company and the individual or the Consultant Company;

(iii)    in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company; and
(iv)    has a relationship with the Company that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;
“Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner;
“Continuously Employed” shall mean the absence of any interruption or termination of service. Continuous Employment with the Company shall not be considered interrupted in the case of the sick leave, military leave or any other leave of absence approved by the Company or protected under applicable law or in the case of transfers between location of the Company; provided that the individual continues to be an Employee of the Company;
“Directors” means the directors of the Company as may be elected or appointed from time to time;
“Disability” shall mean any physical, mental or other health condition which results in it being impossible for the Recipient to perform his or her assigned duties for the reasonably foreseeable future, such that his or her employment or engagement has been frustrated. For purposes of Incentive Stock Options, “Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code. The Board shall determine whether a Recipient has incurred a Disability on the basis of medical evidence acceptable to the Board. Upon making a determination of Disability, the Board shall, for the purposes of the Plan, determine the date of the Recipient’s termination of office, employment or service;
“Distribution” has the meaning assigned by the Securities Act, and generally refers to a distribution of securities by the Company from treasury;
“Dividend Equivalent Right” means a right, granted to a Participant pursuant to this Plan, to receive cash, Common Shares, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of Common Shares.
“Employee” means:
(i)    an individual who is considered an employee of the Company or its Affiliates under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and Canada Pension Plan deductions must be made at source) or the tax legislation of another jurisdiction in which the Company or its Affiliates may do business (including the Code);
(ii)    an individual who works full-time for the Company (or one of its Affiliates) providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)    an individual who works for the Company on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source, and may include an Officer;
“Exercise Price” means the amount payable per Common Share on the exercise of an Award, if applicable, as determined in accordance with the terms hereof;
“Expiry Date” means the day on which an Award lapses as specified in the Award Commitment therefor or in accordance with the terms of this Plan;
“Grant Date” for an Award means the date of grant thereof by the Board;
“Incentive Stock Option” or “ISO” means a stock option that is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.
“Insider” means an insider as defined in the Securities Act;
“Investor Relations Activities” means generally any activities or communications that can reasonably be seen to be intended to or be primarily intended to promote the merits or awareness of or the purchase or sale of securities of the Company;
“Management Company Employee” means an individual employed by another individual or a corporation providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a corporation or individual engaged primarily in Investor Relations Activities;
“Market Price” means:
(i)    the closing trading price for the Common Shares on the stock exchange on which the majority of the Company’s common shares traded on the day immediately prior to the date of determination (which may be denominated in either Canadian or US dollars, based on the applicable exchange rate on the day immediately prior to the date of determination) provided however that the determination date in respect of Options granted to Canadian residents shall be the Grant Date of such Options; or
(ii)    if the Common Shares are not listed on a stock exchange, then the trading price determined by the Board using good faith discretion;
“Nonstatutory Stock Option” or “NSO” means a stock option does not qualify as an Incentive Stock Option.
“Officer” means a duly appointed senior officer of the Company;
“Option” means an Option granted pursuant to Section 3.1 hereof;
“Performance Award” means a Performance Award granted pursuant to Section 3.4 hereof;

“Recipient” means the recipient of an Award hereunder;
“Outstanding Shares” means at the relevant time, the number of outstanding Common Shares of the Company from time to time;
“Participant” means a Service Provider that becomes a Recipient;
“Person” means a company or an individual;
“Plan” means this Equity Incentive Plan, the terms of which are set out herein or as may be amended;
“Plan Shares” means the total number of Common Shares which may be reserved for issuance as Award Shares under the Plan as provided in Section 2.2;
“Regulatory Approval” means the approval of any securities regulatory authority (including, if applicable, any stock exchange on which the securities of the Company may be listed or quoted for trading) that may have lawful jurisdiction over the Plan and any Awards issued hereunder;
“Restricted Stock” means Restricted Stock granted pursuant to Section 3.2 hereof;
“Restricted Stock Unit” means a Restricted Stock Unit granted pursuant to Section 3.3 hereof; “Securities Act” means the Securities Act, R.S.A. 2000, c. S-4, as amended from time to time;
“Service Provider” means an individual who is a bona fide Director, Officer, Employee, Management Company Employee or Consultant, and also includes a company of which 100% of the share capital is beneficially owned by one or more individual Service Providers;
“Share Compensation Arrangement” means any Award under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to a Service Provider;
“Shareholder Approval” means approval by a majority of the votes cast by eligible shareholders at a duly constituted shareholders’ meeting; and
“U.S. Participant” means a Participant that is resident in or a citizen of the United States of America.
ARTICLE 2
EQUITY INCENTIVE PLAN
Establishment of Equity Incentive Plan
2.1    There is hereby established an equity incentive plan to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company.
Maximum Plan Shares
2.2    Subject to the provisions of Section 3.12 below, the maximum aggregate number of Plan Shares which may be issued pursuant to all Awards (including Incentive Stock Options) following the 2021 annual general meeting of Shareholders of the Company is 23,815,115 Common Shares (inclusive of the number of Common Shares subject to outstanding Awards as of the date of the 2021 annual general meeting of Shareholders of the Company). The Plan Shares may be authorized, but unissued, or reacquired Common Shares.
2.3    Unless otherwise determined in the discretion of the Board, the number of Plan Shares that may be reserved for issuance under the Plan to any one Recipient will not exceed 5% of the Outstanding Shares on a non-diluted basis, less any Common Shares reserved for issuance to such Recipient under Share Compensation Arrangements other than this Plan.
Eligibility
2.4    Awards may be granted hereunder to Service Providers from time to time by the Board. Service Providers that are corporate entities will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its shares, nor issue more of its shares so as to indirectly transfer the benefits of an Award, as long as such Award remains outstanding, unless the written permission of the Company is obtained.
Awards Granted Under the Plan
2.5    All Awards granted under the Plan will be evidenced by an Award Commitment, showing the number of Award Shares, the term of the Award, a reference to vesting terms, if any, and the Exercise Price, if applicable, or otherwise modified in respect of the terms of the specific Award as necessary.
2.6    Subject to specific variations approved in accordance with this Plan, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Award Commitment made hereunder.
Awards Not Settled
2.7    Except as set out below, any Plan Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Plan Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary in this Plan, the number of Common Shares (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of Common Shares upon exercise of an Option, (ii) deducted or delivered from payment of an Award in connection with the Company’s tax withholding obligations, or (iii) purchased by the Company with proceeds from Option exercises will be deemed to have been issued and will not increase the number of Plan Shares available for issuance under the Plan.
Administration of Plan
2.8    The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder.
2.9    Without limiting the generality of the foregoing, but subject to the provisions of this Plan, the Board has the power to:

(a)    determine the Service Providers to whom Awards are to be granted, to grant such Awards, and, subject to the other terms of this Plan, to determine any terms and conditions, limitations and restrictions in respect of any particular grant of Award;
(b)    allot Common Shares for issuance in connection with the exercise vesting or other settlement of Awards; and
(c)    delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do.
Regulatory Approval
2.10    This Plan will be subject to the approval of any regulatory authority whose approval is required. Any Awards granted under this Plan prior to such approvals being given will be conditional upon such approvals being given, and no such Awards may be exercised unless and until such approvals are given.
Compliance with Legislation
2.11    The Company will not be required to issue any Common Shares under the Plan unless such issuance is in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities and the requirements of any stock exchange upon which Common Shares of the Company are listed. The Company will not in any event be obligated to take any action to comply with any such laws, regulations, rules, orders or requirements.
Minimum Vesting
2.12    Notwithstanding any other provision of the Plan to the contrary, any Award granted under the Plan following the 2021 annual general meeting of shareholders of the Company shall vest no earlier than the first anniversary of the Grant Date of such Award; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (a) Common Shares delivered in lieu of fully vested cash obligations, and (b) any additional Awards the Board may grant, up to a maximum of five percent (5%) of the Plan Shares authorized for issuance under the Plan pursuant to Section 2.2 (subject to adjustment pursuant to Section 3.10).
Restrictions on Dividend Equivalent Rights and Dividends
2.13    A Dividend Equivalent Right is an Award entitling the Recipient to receive credits based on cash distributions that would have been paid on the Common Shares specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such Common Shares had been issued to and held by the Recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder; provided that no Dividend Equivalent Right may be granted in connection with, or related to, an Award of Options. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Commitment. Dividend equivalents credited to the Recipient of a Dividend Equivalent Right may accrue or may be deemed to be reinvested in additional Common Shares, which may thereafter accrue additional Dividend Equivalent Rights. Any such reinvestment shall be at the Market Price on the date of such reinvestment. Dividend Equivalent

Rights may be settled in cash or Common Shares or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Board.
2.14    A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon the exercise, settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award shall not vest or be paid unless the underlying Award vests, and if the underlying Award does not vest, the Participant holding Dividend Equivalent Rights shall promptly forfeit such unvested Dividend Equivalent Rights. Dividends accruing on Awards shall similarly not vest or be paid until the underlying Award vests. Any Dividend Equivalent Rights are subject to the vesting requirements of the underlying Awards.
ARTICLE 3
TERMS AND CONDITIONS OF AWARDS
3.1    Options: The Board is hereby authorized to grant Options to a Service Provider with the following terms and conditions and with such additional terms and conditions not inconsistent with the provision of this Plan as the Board shall determine:
3.1.1    Exercise Price. The Exercise Price of an Option will be set by the Board at the time such Option is granted under this Plan, and, subject to the provisions set forth in Section 3.1.4(d), cannot be less than the Market Price.
3.1.2    Term. Subject to the application of Section 3.11, an Option can be exercisable for a maximum of 10 years from the Grant Date, unless otherwise determined in the discretion of the Board.
3.1.3    Vesting. No Option shall be exercisable until it is vested. The vesting schedule of each Option will be as determined in the discretion of the Board at the time of the grant of the Option.
3.1.4    For US Residents – Incentive Stock Options.
(a)    Eligible Recipients of ISOs. Incentive Stock Options may be granted only to employees of the Company or an Affiliate that constitutes a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code (an “ISO Affiliate”).
(b)    Designation of ISO Status. The Board action approving the grant of an Option to a U.S. Participant, and the Award Commitment, must specify that the Option is intended to be an Incentive Stock Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option.
(c)    Maximum Shares Issuable On Exercise of ISOs. Subject to the adjustment provisions of this Plan, the maximum aggregate number of Common Shares that may be issued upon the exercise of Incentive Stock Options is the limit on Plan Shares found in Section 2.2.

(d)    Limits for 10% Stockholders. A person who owns (or is deemed to own pursuant to Section 424(d) of the Code) Common Shares possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or any ISO Affiliate, will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Market Price on the date of grant and the Option is not exercisable after the expiration of five (5) years from the Grant Date.
(e)    No Transfer. As provided by Section 422(b)(5) of the Code, an Incentive Stock Option will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the U.S. Participant only by the U.S. Participant. If the Board elects to allow the transfer of an Option by a U.S. Participant that is designated as an Incentive Stock Option, such transferred Option will automatically become a Nonstatutory Stock Option.
(f)    US $100,000 Limit. As provided by Section 422(d) of the Code and applicable regulations thereunder, to the extent that the aggregate Market Price (determined at the time of grant) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under all plans of the Company and any ISO Affiliate) exceeds US$100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Award Commitment(s).
(g)    Post-Termination Exercise Period. To obtain the United States federal income tax advantages associated with an Incentive Stock Option, the United States Internal Revenue Code requires that at all times beginning on the date of grant and ending on the day three (3) months before the date of exercise of the Option, the U.S. Participant must be an employee of the Company or an ISO Affiliate (except in the event of the U.S. Participant’s death or Disability, in which case a 12-month period applies). The Company cannot guarantee that the Option will be treated as an Incentive Stock Option if the U.S. Participant continues to provide services to the Company or an Affiliate after such U.S. Participant’s employment terminates or if the U.S. Participant otherwise exercises the Option more than three (3) months (or twelve (12) months, as the case may be) after the date his or her employment terminates, or the Option otherwise fails to qualify as an Incentive Stock Option.
(h)    Maximum Grant Period. No ISOs may be granted after the tenth (10th) anniversary of the Board’s approval of the 2021 amendment and restatement of the Plan.
3.1.5    No Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Common Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options to reduce the Exercise Price of such outstanding Options; (b)

cancel outstanding Options in exchange for Options with an Exercise Price that is less than the Exercise Price of the original Options; or (c) cancel outstanding Options with an Exercise Price above the current Market Price in exchange for cash or other securities.
3.2    Restricted Stock: The Board is hereby authorized to grant Restricted Stock to a Service Provider with the following terms and conditions and with such additional terms and conditions not inconsistent with the provision of this Plan as the Board shall determine:
3.2.1    Restriction. Restricted Stock shall be subject to such restrictions (if any) as the Board may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions lapse separately or in combination at such time or times, in such instalments or otherwise as the Board may deem appropriate.
3.2.2    Restricted Stock Certificates. Any Restricted Stock granted under this Plan may be evidenced by the issuance of a share certificate or certificates. If any share certificate is issued, such certificate shall be held by the Company and such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Commitment and possible forfeiture of such shares of Restricted Stock.
3.2.3    Except as otherwise determined by the Board, upon a Participant’s termination of office, employment or service (as determined under criteria established by the Board) during the applicable restriction period, all applicable Common Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Common Shares of Restricted Stock.
3.2.4    Dividends accruing on Restricted Stock shall not vest or become payable to the holder before the underlying Common Shares have vested and the risk of forfeiture with respect to such Common Shares has lapsed.
3.3    Restricted Stock Unit Awards: The Board is hereby authorized to grant Restricted Stock Unit Awards to a Service Provider evidencing the right for such Service Provider to receive a Common Share (or cash payment equal to the Market Price of a Common Share) at some future date.
3.3.1    Restrictions. A Restricted Stock Unit Award will be subject to an Award Commitment containing such terms and conditions, not inconsistent with the provisions of this Plan, as the Board shall determine.
3.3.2    Forfeiture. Except as otherwise determined by the Board and as set forth in the applicable Award Commitment, upon a Participant’s termination of office, employment or service (as determined under criteria established by the Board) during the applicable restriction period, all applicable Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Restricted Stock Units.

3.3.3    For Canadian Residents. For Canadian resident Service Providers, Restricted Stock Unit Awards shall be settled in Common Shares, unless the Company offers the Participant the right to receive cash in lieu of Common Shares and the Participant, in its sole discretion, so elects.
3.3.4    Voting and Dividend Rights. A Restricted Stock Unit does not entitle the holder thereof to any rights with respect to voting and dividends. A Restricted Stock Unit may provide the holder with Dividend Equivalent Rights. Dividend Equivalent Rights are subject to the vesting requirements of the related Restricted Stock Unit.
3.4    Performance Awards:
3.4.1    The Board is hereby authorized to grant Performance Awards to a Service Provider subject to the terms of this Plan. A Performance Award granted under this Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property, and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board shall establish. Subject to the terms of this Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of the Performance Award shall be determined by the Board. For Canadian resident Service Providers, Performance Awards shall be settled in Common Shares, unless the Company offers the Participant the right to receive cash in lieu of Common Shares and the Participant, in its sole discretion, so elects.
Recipient Ceasing to be Director, Officer, Employee or Service Provider
3.5    No Award may be exercised after the Recipient, if a Director or Officer, has ceased to be a Director or Officer or, if an Employee or other Service Provider has left the employ or service of the Company, except as follows:
(a)    in the case of the death of a Recipient, any vested Award held by him at the date of death will become exercisable by the Recipient’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Recipient and the Expiry Date of such Award;
(b)    in the case of the Disability of a Recipient, any vested Award held by him at the date of Disability will become exercisable until the earlier of one year from the date of cessation of the Recipient’s employment or other office and the Expiry Date of such Award; and
(c)    subject to the other provisions of this Section 3.5, vested Awards will expire 90 days after the date the Recipient ceases for any reason whatsoever to be employed by, provide services to, or be a Director or Officer of, the Company and all unvested Awards will immediately terminate without right to exercise same;
but provided that in no event may the term of the Award exceed 10 years, unless determined in the discretion of the Board.

Additional Vesting; Dividend Equivalent Rights
3.6    Subject to Sections 3.7 and 3.8, in addition to meeting any other eligibility requirements for receiving an Award, or for an Award to vest (if applicable), the Service Provider must be Actively Engaged by the Company through to, and including on, the established Grant Date or vesting date for such Award, as applicable. For clarity, except to the minimum extent, if any, required by applicable employment standards legislation:
(a)    if the Service Provider is not Actively Engaged by the Company on the established Grant Date for an Award for any reason, the Service Provider will not have earned the Award, the Service Provider is deemed to have waived and forfeited any right to earn the Award, and the Service Provider will not be eligible to receive the Award or a pro-rated share of the Award;
(b)    if the Service Provider is not Actively Engaged by the Company on the established vesting date for an Award to vest, for any reason, the Award will not vest;
(c)    Awards will not be included in the calculation of, or form any part of, contractual or common law pay in lieu of notice, and Awards will not form part of any damages for wrongful dismissal or otherwise; and
(d)    this provision is intended to limit or remove the Service Provider’s rights to any damages relating to Awards, including during any period in relation to which the Company provides pay in lieu of notice, and including during any period in relation to which the Company fails to give notice that should have been given pursuant to any agreement between the Service Provider and the Company, or pursuant to any applicable law, including the common law or civil law, as applicable.
3.7    Notwithstanding the provisions of Section 3.5(a), Section 3.5(b) and Section 3.6, if, in the case of a Recipient who is an Employee, that Recipient’s employment terminates by reason of death or Disability, subject to the terms of the Award set out in an Award Commitment, any Award held by such Employee who has been Continuously Employed by the Company for a minimum of three (3) years shall become fully vested and exercisable and may thereafter be exercised during the term of the Award set forth in Section 3.5(a) and Section 3.5 (b).
3.8    Notwithstanding the provisions of Section 3.5(c) and Section 3.6, if, in the case of a Recipient who is an Employee, that Recipient’s employment is terminated by the Company without cause then, provided that the Recipient has been Continuously Employed by the Company for a minimum of three (3) years, then, subject to the terms of the Award set out in an Award Commitment, all Awards shall become fully vested and exercisable and may thereafter be exercised during the term of the Option set forth in Section 3.5(c).
Change in Control
3.9    The provisions of this Section 3.8 shall apply in the case of a Change in Control, unless otherwise provided in the Award Commitment or any separate agreement with a Participant. In the event of a Change in Control, all Awards will terminate upon the Change in Control unless they are assumed by the surviving entity or otherwise equitably converted, substituted or continued. In that event, Recipients will have a reasonable period prior to the effectiveness of the Change in Control to exercise the vested portion of any Award prior to its termination.

(a)    Awards Not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Board:
(i)        all outstanding Awards that are subject to time-based vesting requirements shall become vested and fully exercisable immediately prior to, and contingent on, the effectiveness of, the Change in Control;
(ii)        all outstanding Awards that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse immediately prior to, and contingent on, the effectiveness of, the Change in Control; and
(iii)        the payout level under all outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned immediately prior to, and contingent on, the effectiveness of, the Change in Control based upon an assumed achievement of all relevant performance goals at the 100% level (or such higher threshold as may have been actually achieved by the effective date of the Change in Control). To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Nonstatutory Stock Options.
(b)    Awards Proposed to be Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards that are not proposed to be assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Board:
(i)        all outstanding Awards that are subject to time-based vesting requirements shall become vested and fully exercisable immediately prior to, and contingent on, the effectiveness of, the Change in Control;
(ii)        all outstanding Awards that are subject to time-based vesting restrictions shall become vested and such restrictions shall lapse immediately prior to, and contingent on, the effectiveness of, the Change in Control; and
(iii)        the payout level under all outstanding Awards that are subject to performance-based vesting requirements shall be deemed to have been earned immediately prior to, and contingent on, the effectiveness of, the Change in Control based upon an assumed achievement of all relevant performance goals at the 100% level (or such higher threshold as may have been actually achieved by the effective date of the Change in Control). To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 422(d) of the Code, the excess Options shall be deemed to be Nonstatutory Stock Options.

Non Assignable
3.10    Subject to Section 3.5(a), all Awards will be exercisable only by the Recipient to whom they are granted and will not be assignable or transferable.
Adjustment of the Number of Award Shares
3.11    If there is a change in the outstanding Common Shares by reason of any share consolidation, or split, reclassification or other capital reorganization, or a stock dividend, arrangement, amalgamation, merger or combination, or any other change to, event affecting, exchange of or corporate change or transaction affecting the Common Shares, the Board will make, as it deems advisable and subject to requisite Regulatory Approval, appropriate substitution and/or adjustment in:
(a)    the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to this Plan;
(b)    the number and kind of shares or other securities or property reserved or to be allotted for issuance pursuant to any outstanding unexercised Awards, and in the exercise price for such shares or other securities or property; and/or
(c)    the vesting of any Awards, including the accelerated vesting thereof on conditions the Board deems advisable, and if the Company undertakes an arrangement or is amalgamated, merged or combined with another corporation, the Board will make such provision for the protection of the rights of Participants as it deems advisable.
Adjustment of Awards Expiring During Black-out Period
3.12    Should the Expiry date for an Award fall within a Black-out Period, or within the period that is nine Business Days immediately following the expiration of a Black-out Period, such Expiry Date will be automatically adjusted without any further act or formality to that day which is the tenth Business Day after the end of the Black-out Period, such tenth Business Day to be considered the Expiry Date for such Award for all purposes under the Plan. Notwithstanding any other provision of this Plan, the tenth Business Day period referred to in this Section 3.12 may not be extended by the Board.
Compliance with Section 409A of the Code
3.13    Unless otherwise expressly provided for in an Award Commitment, the terms applicable to Options granted to U.S. Participants will be interpreted to the greatest extent possible in a manner that makes those Options exempt from Section 409A of the Code, and, to the extent not so exempt, that brings the Options into compliance with Section 409A of the Code. Notwithstanding anything to the contrary in the Plan (and unless the Award Commitment or other written contract with the U.S. Participant specifically provides otherwise), if the Common Shares are publicly traded, and if a U.S. Participant of an Option that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” under Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such U.S. Participant’s “separation from service” or, if earlier, the date of the U.S. Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the

Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.
Award Commitments
3.14    Each Award will be evidenced by an Award Commitment which incorporates such terms and conditions as the Board in its discretion deems appropriate and consistent with the provisions of this Plan (and the execution and delivery by the Company of an Award Commitment with a Participant shall be conclusive evidence that such Award Commitment incorporates terms and conditions determined by the Board and is consistent with the provisions of this Plan). Each Award Commitment will be executed on behalf of the Company by any member of the Board or any Officer or such other Person as the Board may designate for such purpose.
ARTICLE 4
COMMITMENT AND EXERCISE PROCEDURES
Award Commitment
4.1    Upon grant of an Award hereunder, an authorized officer of the Company will deliver to the Recipient an Award Commitment detailing the terms of such Awards and upon such delivery the Recipient will be subject to the Plan and have the right to the Awards on the terms set out therein, subject to the terms and conditions hereof.
Manner of Exercise
4.2    A Recipient who wishes to exercise his Award may do so:
4.2.1    by delivering:
(a)    a written notice to the Company specifying the number of Award Shares being acquired pursuant to the Award; and
(b)    cash, certified cheque or bank draft payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired and the aggregate of any amounts required by law to be withheld by the Company on the exercise of such Award, or separate certified cheques or bank drafts for such Exercise Price and such amounts to be withheld;
4.2.2    in such other manner as may be specified in the Award Commitment or as may be agreed to by the Company.
Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such other procedures and conditions as it determines appropriate with respect to the payment, funding or withholding of amounts required by law to be withheld on the exercise of Awards under this Plan.
Delivery of Certificate and Hold Periods
4.3    As soon as practicable after receipt of the notice of exercise described in Section 4.2 and payment in full for the Awards Shares being acquired (if applicable), the Company will direct its transfer agent to issue to the Recipient the appropriate number of Award Shares. The transfer agent will either issue a certificate representing the Award Shares or a written notice in the case of uncertificated Common Shares. Such issued certificate or written notice, as the case may be, will bear a legend stipulating any resale restrictions required under applicable securities laws.
ARTICLE 5
AMENDMENTS TO PLAN OR AWARDS
Amendments Generally
5.1    The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Common Shares as to which Awards have not been made and such action will not constitute a breach of the terms of any agreement between the Service Provider and the Company. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by applicable laws (including the rules of any stock exchange on which the Common Shares are then listed), provided that no amendment shall be made to the no-repricing provisions of Section 3.1.5 or the Option pricing provisions of Section 3.1.1 without the approval of the Company’s shareholders. No amendment, suspension or termination of the Plan shall materially impair rights or obligations under any Award theretofore made under the Plan without the consent of the Participant.
5.2    With the consent of the affected Participants for any amendment or modification that materially impairs the rights or obligations of a Participant, the Board may amend or modify any outstanding Award in any manner to the extent that the Board would have the authority to initially grant such award as so modified or amended.
Amendment Subject to Approval
5.3    If the amendment of an Award requires Regulatory Approval or Shareholder Approval, such amendment may be made prior to such approvals being given, but no amended Awards may be exercised unless and until such approvals are given.
ARTICLE 6
GENERAL
Employment and Services
6.1    Nothing contained in the Plan will confer upon or imply in favor of any Recipient any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to terminate the Recipient’s office, employment or service at any time. Participation in the Plan by a Service Provider will be voluntary. A change in the status, office, position or duties of a Participant from the status, office, position or duties held by such Participant on the date on which the Award was granted to such Participant will not result in the termination of the Award granted to such Participant provided that such Participant remains a Service Provider.
Taxes
6.2    The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Awards granted under the Plan.

No Representation or Warranty
6.3    The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Awards or the Common Shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of such participant and not the Company.
Interpretation
6.4    The Plan will be governed and construed in accordance with the laws of the Province of Alberta.
Effective Date of Plan
6.5    This Plan will be effective from and after the date upon which the Company first receives Shareholder Approval for the Plan, and will remain effective provided that the Plan, or, if applicable, any amended version thereof receives Shareholder Approval, on or before each third annual general meeting of shareholders of the Company.
Adoption of Plan
6.6    This Plan was adopted by the Board on May 25, 2012 and approved by the Shareholders of the Company on June 28, 2012 and re-approved by the Shareholders of the Company on May 7, 2014. This Plan was amended as to Section 2.2 by the Shareholders of the Company on June 8, 2016. This Plan was further amended and approved by the Shareholders of the Company on June 2, 2020. This Plan was further amended and approved by the Shareholders of the Company on June 7, 2021.

/s/ Stephen P. Robertson
CORPORATE SECRETARY